                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  March 6, 1998
                Date of Earliest Event Reported:  March 4, 1998



                            TELE-COMMUNICATIONS, INC.
         -------------------------------------------------------------
            (Exact name of Registrant as specified in its charters)


                               State of Delaware
                    ---------------------------------------
                 (State or other jurisdiction of incorporation)


       0-20421                                        84-1260157
-------------------------               -------------------------------------
(Commission File Number)                 (I.R.S. Employer Identification No.)


          5619 DTC Parkway
         Englewood, Colorado                               80111
----------------------------------------            -------------------
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (303) 267-5500

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 4, 1998 (the "Closing Date"), subsidiaries of Tele-Communications, Inc. ("TCI") transferred to CSC Parent Corporation, a Delaware corporation (to be known immediately after the closing as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCI serving approximately 830,000 subscribers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerest, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC will hold all of the common stock of the former Cablevision Systems Corporation (to be known immediately after closing as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for 12,235,543 shares (prior to adjustment for a stock dividend) of Class A common stock, par value $0.01 per share, of New CSC ("New CSC Class A Common Stock") representing an approximate 33% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCI to New CSC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement (the "Contribution and Merger Agreement") dated as of June 6, 1997, by and among TCI Communications, Inc., a subsidiary of TCI, New CSC, and certain affiliates of New CSC (the "Transaction"). The amount of the consideration payable in the Transaction was based on arm's-length negotiations between the parties.

     On the Closing Date, TCI and its subsidiaries holding the New CSC Class A Common Stock issued in the Transaction (collectively, the "Investor"), New CSC and certain holders (the "Class B Stockholders") of Class B common stock of New CSC ("New CSC Class B Common Stock", and together with the New CSC Class A Common Stock, "New CSC Common Stock") entered into a Stockholders Agreement (the "New CSC Stockholders Agreement") providing, among other things, for: (i) limits on the Investor's ability to acquire New CSC Class A Common Stock other than pursuant to the Transaction or in other limited circumstances, if, following such acquisition, the Investor would own beneficially 10% or more of the New CSC Class A Common Stock in excess of the shares of New CSC Class A Common Stock issued to the Investor in the Transaction; (ii) limitations on the Investor's ability to transfer the shares of New CSC Class A Common Stock; (iii) consultation rights among New CSC, TCI, and the Class B Stockholders regarding sales of New CSC as a whole or significant assets of New CSC, certain sales of New CSC Class A Common Stock owned by the Investor and certain sales of New CSC Class B Common Stock owned by the Class B Stockholders; (iv) certain tag-along rights of the Investor and drag-along rights of the Class B Stockholders upon certain sales of New CSC Common Stock by the Class B Stockholders; (v) preemptive rights for the Investor on new issuances of New CSC Common Stock so that the Investor may maintain beneficial ownership of the percentage of the outstanding New CSC Common Stock owned by the Investor immediately prior to such new issuance, with certain limited exceptions; (vi) the Investor's right to designate two directors ("Investor Directors") for so long as certain ownership of New CSC Class A Common Stock is maintained by the Investor;
(vii) the right of the Investor Directors to membership on a committee of the Board of Directors of New CSC to approve certain transactions with Class B Stockholders and their family members that will give such Investor Directors a veto over such transactions; (viii) the Investor's agreement to vote in proportion with the public holders of New CSC Class A Common Stock for the election of the directors of New CSC which the New CSC Class A Common Stock is entitled to elect and any increase in authorized shares; (ix) agreement by New CSC not to effect acquisition transactions that would cause the debt to cash flow ratio of New CSC (calculated as described in the New CSC Stockholders Agreement) to exceed a specified ratio (initially 8.0 : 1.0, and declining to 7.5 : 1.0 after December 31, 1999); and (x) certain registration rights under the Securities Act of 1933, as amended, for shares of New CSC Class A Common Stock owned by the Investor. John C. Malone and Leo J. Hindery, Jr., executive officers and directors of TCI, have been designated as the Investor Directors of New CSC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS

       The following Unaudited Interim Consolidated Financial
          Statements of Cablevision Systems Corporation are incorporated herein by reference to the Cablevision Systems Corporation Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 (Commission File No. 1-9046):
               Consolidated Statements of Operations for the three and nine months ended September 30, 1997 and 1996
               Consolidated Balance Sheets as of September 30, 1997 and
                   December 31, 1996
               Consolidated Statements of Cash Flows for the nine months ended
                   September 30, 1997 and 1996
               Notes to Consolidated Financial Statements

       The following Audited Consolidated Financial Statements of
          Cablevision Systems Corporation are incorporated herein by reference to the Cablevision Systems Corporation Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 1-9046):
               Independent Auditor's Report
               Consolidated Balance Sheets as of December 31, 1996 and 1995 Consolidated Statements of Operations for the years ended
                   December  31, 1996, 1995 and 1994
               Consolidated Statements of Stockholders' Deficiency for the
                   years ended December 31, 1996, 1995 and 1994
               Consolidated Statements of Cash Flows for the years ended
                   December 31, 1996, 1995 and 1994
               Notes to Consolidated Financial Statements

(b)  PRO FORMA FINANCIAL INFORMATION

     Tele-Communications, Inc. and Subsidiaries:

          Condensed Pro Forma Balance Sheet,
             September 30, 1997 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Nine months ended September 30, 1997 (unaudited)
          Condensed Pro Forma Statement of Operations,
             Year ended December 31, 1996 (unaudited)
          Notes to Condensed Pro Forma Financial Statements,
             September 30, 1997 (unaudited)

(c) EXHIBITS

    Exhibit Number  Description
    --------------  -----------

             2.1    Amended and Restated Contribution and Merger
                    Agreement, dated as of June 6, 1997, among TCI Communications, Inc., Cablevision Systems Corporation, CSC Parent Corporation and CSC Merger Corporation.

             99.1 Stockholders Agreement dated as of March 4, 1998, by and among Cablevision Systems Corporation, Tele-Communications, Inc. and the Class B Entities (as defined therein)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 6, 1998



                                   TELE-COMMUNICATIONS, INC.
                                   (Registrant)



                                   By: /s/ Stephen M. Brett
                                      --------------------------------
                                       Stephen M. Brett
                                          Executive Vice President

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Condensed Pro Forma Financial Statements

                              September 30, 1997
                                  (unaudited)


     The following unaudited condensed pro forma balance sheet of TCI, dated as of September 30, 1997, assumes that the Transaction (see note 1) had occurred as of such date.

     The following unaudited condensed pro forma statements of operations of TCI for the nine months ended September 30, 1997 and the year ended December 31, 1996 assume that the Transaction had occurred as of January 1, 1996.

     The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Transaction had occurred as of January 1, 1996. These condensed pro forma financial statements of TCI should be read in conjunction with the historical financial statements and the related notes thereto of TCI.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                      Condensed Pro Forma Balance Sheet
                                (unaudited)

                                                                            September 30, 1997
                                               -----------------------------------------------------------------------
                                                                     Contribution of
                                                      TCI             NJ/NY Systems         Pro forma          TCI
                                                   historical         to New CSC (1)      adjustments (1)   pro forma
                                               -----------------     ----------------     ---------------   ----------
                                                                            amounts in millions
ASSETS
Cash, receivables and other
 current assets                                    $  1,322               (23)                 --              1,299

Investment in affiliates and Time
 Warner, Inc., and
 related receivables                                  5,388                --               1,161 (3)          6,549

Property and equipment, net of
 accumulated depreciation                             7,901              (453)                 --              7,448

Franchise costs, intangibles and
 other assets, net of amortization                   17,480              (889)                 --             16,591
                                                   --------            ------               -----             ------
                                                   $ 32,091            (1,365)              1,161             31,887
                                                   --------            ------               -----             ------
                                                   --------            ------               -----             ------
LIABILITIES AND STOCKHOLDERS' EQUITY

Payables and accruals                              $  2,023               (19)                 --              2,004

Debt                                                 15,153              (669)                 --             14,484

Deferred income taxes                                 6,102                --                 269 (4)          6,371

Other liabilities                                       531                --                  --                531
                                                   --------            ------               -----             ------

  Total liabilities                                  23,809              (688)                269             23,390
                                                   --------            ------               -----             ------

Minority interests                                    1,467                --                  --              1,467

Redeemable preferred stock                              655                --                  --                655

Company-obligated mandatorily redeem-
 able preferred securities of subsidiary
 trusts holding solely subordinated debt
 securities of TCIC                                   1,500                --                  --              1,500

Stockholders' equity:
 TCI Group Series A common stock                        605                --                  --                605
 TCI Group Series B common stock                         78                --                  --                 78
 Liberty Media Group Series A
  common stock                                          346 (2)            --                  --                346
 Liberty Media Group Series B
  common stock                                           35 (2)            --                  --                 35
 TCI Ventures Group Series A common stock               377 (2)            --                  --                377
 TCI Ventures Group Series B common stock                33 (2)            --                  --                 33
 Additional paid-in capital                           5,028 (2)            --                  --              5,028
 Combined equity                                         --              (677)                677 (4)             --
 Unrealized holding gains for
  available-for-sale securities                          27                --                  --                 27
 Accumulated deficit                                   (410)               --                 215 (4)           (195)
 Treasury stock                                      (1,459)               --                  --             (1,459)
                                                   --------            ------               -----             ------
                                                      4,660              (677)                892              4,875
                                                   --------            ------               -----             ------
                                                   $ 32,091            (1,365)              1,161             31,887
                                                   --------            ------               -----             ------
                                                   --------            ------               -----             ------

See accompanying notes to unaudited condensed pro forma financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

                   Condensed Pro Forma Statement of Operations
                                   (unaudited)

                                                                    Nine months ended September 30, 1997
                                               -----------------------------------------------------------------------
                                                                     Contribution of
                                                      TCI             NJ/NY Systems         Pro forma          TCI
                                                   historical         to New CSC (1)      adjustments (1)   pro forma
                                               -----------------     ----------------     ---------------   ----------
                                                           amounts in millions, except per share amounts
Revenue                                            $  5,648               (316)                --               5,332

Operating, cost of sales, selling,
   general and administrative
   expenses, compensation relating to
   stock appreciation rights                         (3,647)               168                 --              (3,479)

Depreciation and amortization                        (1,177)                57                 --              (1,120)
                                                     ------              -----              ------             ------

      Operating income                                  824                (91)                --                 733

Interest expense                                       (883)                29                 --                (854)

Interest and dividend income                             64                 --                 --                  64

Share of losses of affiliates, net                     (591)                --               (196)(5)            (787)

Other income, net                                       334                 --                 --                 334
                                                     ------              -----              ------             ------

      Loss before income taxes                         (252)               (62)              (196)               (510)

Income tax benefit                                       18                 15                 78 (6)             111
                                                     ------              -----              ------             ------

         Net loss                                      (234)               (47)              (118)               (399)

Dividend requirement on redeemable
   preferred stocks                                     (31)                --                 --                 (31)
                                                     ------              -----              ------             ------

      Net loss attributable to
         common stockholders                       $   (265)               (47)              (118)               (430)
                                                     ------              -----              ------             ------
                                                     ------              -----              ------             ------
Net earnings (loss) attributable to
   common stockholders:
      TCI Group Series A and Series B
         common stock                              $   (472)                                                     (637)
   Liberty Media Group Series A and
   Series B common stock                                184                                                       184
   TCI Ventures Group Series A and
   Series B common stock                                 23                                                        23
                                                     ------                                                    ------
                                                    $  (265)                                                     (430)
                                                     ------                                                    ------
                                                     ------                                                    ------
Net earnings (loss) attributable to
   common stockholders per common
   share:
      TCI Group Series A and Series B
         common stock                              $   (.70)                                                     (.95) (7)
                                                     ------                                                    ------
                                                     ------                                                    ------
      Liberty Media Group Series A and
         Series B common stock                     $    .49 (2)                                                   .49
                                                     ------                                                    ------
                                                     ------                                                    ------
      TCI Ventures Group Series A and
   Series B common stock                           $    .06 (2)                                                   .06
                                                     ------                                                    ------
                                                     ------                                                    ------

See accompanying notes to unaudited condensed pro forma financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)

                                                                         Year ended December 31, 1996
                                               -----------------------------------------------------------------------
                                                                     Contribution of
                                                      TCI             NJ/NY Systems         Pro forma          TCI
                                                   historical         to New CSC (1)      adjustments (1)   pro forma
                                               -----------------     ----------------     ---------------   ----------
                                                               amounts in millions, except per share amounts
Revenue                                             $ 8,022               (386)                --              7,636

Operating, cost of sales, selling,
   general and administrative expenses,
   compensation relating to stock
   appreciation rights and restructuring
   charges                                           (5,774)               211                 --             (5,563)

Depreciation and amortization                        (1,616)                75                 --             (1,541)
                                                     ------               ----              -----             ------

      Operating income                                  632               (100)                --                532

Interest expense                                     (1,096)                37                 --             (1,059)

Interest and dividend income                             64                 --                 --                 64

Share of losses of
   affiliates, net                                     (473)                --               (355) (5)          (828)

Other income, net                                     1,413                  1                 --              1,414
                                                     ------               ----              -----             ------
      Earnings before income
         taxes                                          540                (62)              (355)               123

Income tax expense                                     (262)                15                142 (6)           (105)
                                                     ------               ----              -----             ------

         Net earnings                                   278                (47)              (213)                18

Dividend requirement on redeemable
   preferred stocks                                     (35)                --                 --                (35)
                                                     ------               ----              -----             ------
      Net earnings (loss) attributable to
         common stockholders                        $   243                (47)              (213)               (17)
                                                     ------               ----              -----             ------
                                                     ------               ----              -----             ------
Net earnings (loss) attributable to
   common stockholders:
      TCI Group Series A and Series B
         common stock                               $  (813)                                                  (1,073)
      Liberty Media Group Series A and
         Series B common stock                        1,056                                                    1,056
                                                     ------                                                   ------
                                                    $   243                                                      (17)
                                                     ------                                                   ------
                                                     ------                                                   ------
Net earnings (loss) attributable to
   common shareholders per common share
      TCI Group Series A and Series B
         common stock                               $ (1.22)                                                   (1.61) (7)
                                                     ------                                                   ------
                                                     ------                                                   ------
      Liberty Media Group Series A and
         Series B common stock                      $  2.64 (2)                                                 2.64
                                                     ------                                                   ------
                                                     ------                                                   ------

See accompanying notes to unaudited condensed pro forma financial statements.

                  TELE-COMMUNCIATIONS, INC. AND SUBSIDIARIES

               Notes to Condensed Pro Forma Financial Statements

                              September 30, 1997
                                  (unaudited)


(1) On March 4, 1998 (the "Closing Date"), subsidiaries of Tele-Communications, Inc. ("TCI") transferred to CSC Parent Corporation, a Delaware corporation (to be known immediately after the closing as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCI serving approximately 830,000 subscribers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerest, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New
     York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC will hold all of the common stock of the former Cablevision Systems Corporation (to be known immediately after the closing as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for 12,235,543 shares (prior to adjustment for a stock dividend) of Class A common stock, par value $0.01 per share, of New CSC ("New CSC Class A Common Stock") representing an approximate 33% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCI to New CSC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement (the "Contribution and Merger Agreement") dated as of June 6, 1997, by and among TCI Communications, Inc., a subsidiary of TCI, New CSC, and certain affiliates of New CSC (the "Transaction"). The amount of the consideration payable in the Transaction was based on arm's-length negotiations between the parties.

(2) Effective February 6, 1998, TCI issued stock dividends to holders of Tele-Communications, Inc. Series A and Series B Liberty Media Group Common
     Stock ("Liberty Group Stock") (the "1998 Liberty Stock Dividend") and Tele-Communications, Inc. Series A and Series B TCI Ventures Group Common Stock ("TCI Ventures Group Stock") (the "Ventures Stock Dividend"). The 1998 Liberty Stock Dividend consisted of one share of Liberty Group Stock for every two shares of Liberty Group Stock owned. The Ventures Stock
     Dividend consisted of one share of TCI Venture Group Stock for every one share of TCI Ventures Group Stock owned. The 1998 Liberty Stock Dividend and the Ventures Stock Dividend have been treated as stock splits, and accordingly, all share and per share amounts have been restated to reflect the 1998 Liberty Stock Dividend and the Ventures Stock Dividend.

                  TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

               Notes to Condensed Pro Forma Financial Statements
                                  (unaudited)

(3) Represents the receipt of 12,235,543 shares (prior to adjustment for a stock dividend) of New CSC Class A Common Stock valued at approximately $1,161 million, based on the closing per share price of New CSC's Class A Common Stock of $94.875 on the Closing Date.

(4) Represents the estimated gain from the contribution to New CSC of the NJ/NY Systems. The estimated gain represents the excess of the fair value of New CSC Class A Common Stock received (approximately $1,161 million) over the net assets of the NJ/NY Systems (approximately $677 million), net of the estimated deferred tax effect of the Transaction.

(5) Represents TCI's proportionate share of New CSC's pro forma losses for the applicable period including the amortization, over an estimated 10 year life, of the difference between the fair value of consideration received and TCI's proportionate share of New CSC's net deficiency.

(6) Represents the estimated tax effect of the pro forma adjustments, assuming an effective tax rate of 40%.

(7) Represents pro forma loss per share assuming 670.0 million and 664.8 million weighted average shares of TCI Group common stock were outstanding during the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively. Such amounts represent the weighted average shares disclosed in TCI Group's historical financial statements.